EXHIBIT 10.2
                   GENERAL HYPOTHECATION AND PLEDGE AGREEMENT

                                                       Dated as of June 5, 2009

         In consideration of the Obligations (as defined below) of the undersigned to the holders of the Promissory Notes (as defined below), their respective successors and assigns (each, a "SECURED PARTY" and collectively, the "SECURED PARTIES"), and in order to induce the Secured Parties to enter into the Forbearance Agreement, of even date herewith (the "FORBEARANCE AGREEMENT"), by and among the undersigned (referred to herein as the "UNDERSIGNED" or the "DEBTOR") and the Secured Parties and waive compliance by the Debtor of its obligation to make the Initial Amortization Payment (as such term is defined in the Promissory Notes), the undersigned, subject to the terms and subject to the conditions hereof, hereby agrees as follows:

         I. COLLATERAL. (a) COLLATERAL. As security for all indebtedness, liabilities or other obligations of the Debtor, whether joint, several or joint and several, now or hereafter existing and whether absolute or contingent (the "OBLIGATIONS"), pursuant to one or more promissory notes issued by Debtor to the Secured Parties pursuant to a Subscription Agreement For Promissory Note and Common Stock between the Debtor and each Secured Party (such promissory notes, as amended or otherwise modified, supplemented or restated from time to time, the "PROMISSORY NOTES"), the Debtor hereby grants to the Collateral Agent (as defined below), for the ratable benefit of the Collateral Agent and the other Secured Parties, a lien upon and a security interest in and to, all of the Debtor's right, title and interest, whether now owned or hereafter acquired or arising, in, to and under the following (collectively, the "COLLATERAL"):

                  (i) the shares of capital stock of Crystal Mountain Water, Inc. described on SCHEDULE I hereto (the "PLEDGED STOCK");

                  (ii) all certificates and instruments evidencing the Pledged Stock and all interest, dividends, distributions, cash, instruments, securities, shares of stock, and other amounts and property from time to time received, receivable, paid or payable or otherwise distributed from time to time in respect of, in exchange or substitution for, or as an addition to the Pledged Stock; and

                  (iii) all proceeds of any and all of the foregoing Collateral described in clauses (i) and (ii) above.

         (b) STOCK CERTIFICATES AND POWERS. Within 10 days after the execution of this Agreement, Debtor shall deliver to the Collateral Agent each certificate representing one or more shares of Pledged Stock owned by Debtor, together with an undated stock power covering such certificate, duly executed in blank by Debtor. Within 10 days after the earlier to occur of (i) the satisfaction in full of all of the Obligations and (ii) the payment by the Company of the Payments (as such term is defined in the Forbearance Agreement) in full on or prior to the Forbearance Termination Date (as such term is defined in the Forbearance Agreement), the Collateral Agent shall return each such certificate and stock power to Debtor and shall file a UCC termination statement with respect to each UCC financing statement filed with respect to the Collateral.

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         (c) EXCHANGES  AND  SUBSTITUTIONS.  Any  certificates,  instruments  or shares of any security received in exchange or substitution for or in addition to any other Collateral pledged hereunder (whether in connection with a stock split, or recapitalization or otherwise) shall be promptly delivered to Collateral Agent with appropriate endorsements or stock powers endorsed in blank.

         (d) VOTING RIGHTS. So long as no Forbearance Default (as such term is defined in the Forbearance Agreement) shall have occurred and is continuing, the Debtor shall be entitled to exercise all voting and other consensual rights pertaining to the Collateral beneficially owned by it or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Forbearance Agreement or the Promissory Notes.

         (f) CERTAIN DEFINITIONS. (i) Any term used in this General Hypothecation and Pledge Agreement (the "HYPOTHECATION" or "GENERAL HYPOTHECATION AND PLEDGE AGREEMENT") and not otherwise defined herein, shall have the meaning given thereto in the Promissory Notes or, if not defined therein, in the Uniform Commercial Code in effect from time to time in the State of West Virginia (the "UCC").

         II. CERTAIN RESPONSIBILITIES. The Collateral Agent shall exercise reasonable care in the custody of any property at any time(s) in its possession or control hereunder, or otherwise subject to the terms and provisions hereof, but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which the Collateral Agent accords his or its own property (it being understood that the Collateral Agent shall have no responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any property and whether or not the Collateral Agent has or is deemed to have knowledge of such matters), or if the Collateral Agent takes such action with respect to the property as the Debtor shall reasonably request in writing, but no failure to comply with any such request nor any omission to do any such act requested by the Debtor shall be deemed a failure to exercise reasonable care, nor shall any failure of the Collateral Agent to take necessary steps to preserve rights against any parties with respect to any property in his or its possession or control, or otherwise subject to the terms and provisions hereof, be deemed a failure to exercise reasonable care.

         III. DEMAND AND REMEDIES, ETC. (a) DEMANDS FOR PAYMENT. Upon the occurrence and during the continuance of a Forbearance Default, the Collateral Agent shall have and may, in his or its sole discretion, exercise, invoke or enforce any and all of the rights and remedies set forth in the following subparagraphs (b) through (d):

                  (b) GENERAL RIGHTS AND REMEDIES. The Collateral Agent shall have and may exercise, invoke or enforce all of the rights and remedies (i) provided to the Secured Parties under the Promissory Notes, and/or (ii) under applicable law or equity, and/or (iii) provided to a secured party by the UCC. The Debtor further agrees that in the event notice is necessary, written notice mailed (with a faxed copy contemporaneously sent to the Debtor at the facsimile number specified herein) to the Debtor at the address given in the Subscription Agreements five days prior to the date of public sale of property subject to the security interest of the Secured Parties or prior to the date after which

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private  sale or any  other  disposition  of said  property  will be made  shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient to the extent received.

                  (c) SPECIAL REMEDIES AND RIGHTS RELATED TO COLLATERAL. In addition to the rights and remedies of Collateral Agent and the other Secured Parties described above, the Collateral Agent may, upon the occurrence and during the continuance of a Forbearance Default, exercise, invoke or enforce such other rights and/or remedies which the Debtor may have under or with respect to any securities pledged as Collateral and the documents which relate to such Securities.

                  (d) SALE LIMITATIONS. (i) The Debtor agrees that in any sale of any interest in the Collateral (whether or not such Collateral may be deemed to constitute a security), the Collateral Agent is hereby authorized and is instructed to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser by any governmental or regulatory authority or officer, and the Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner.

                  (ii) IF THE SALE OR TRANSFER OF SUCH COLLATERAL IS RESTRICTED UNDER APPLICABLE SECURITIES LAWS, THESE RESTRICTIONS MAY LIMIT THE GROUP OF POTENTIAL PURCHASERS AND/OR THE PRICE RECEIVED AT ANY SALE. DEBTOR ALSO ACKNOWLEDGES THAT SECURED PARTY MAY BE UNABLE TO EFFECT A PUBLIC SALE OF ALL OR ANY PART OF THE COLLATERAL AND MAY BE COMPELLED TO RESORT TO ONE OR MORE PRIVATE SALES (IF PERMISSIBLE UNDER APPLICABLE LAW) TO A RESTRICTED GROUP OF PURCHASERS WHO WILL BE OBLIGATED TO AGREE, AMONG OTHER THINGS, TO ACQUIRE THE COLLATERAL FOR THEIR OWN ACCOUNT, FOR INVESTMENT AND NOT WITH A VIEW TO THE DISTRIBUTION OR RESALE THEREOF. DEBTOR FURTHER ACKNOWLEDGES THAT ANY SUCH PRIVATE SALES MAY BE AT PRICES AND ON TERMS LESS FAVORABLE THAN THOSE OF PUBLIC SALES, AND AGREES THAT SUCH PRIVATE SALES SHALL BE DEEMED TO HAVE BEEN MADE IN A COMMERCIALLY REASONABLE MANNER AND THAT SECURED PARTY HAS NO OBLIGATION TO DELAY SALE OF ANY COLLATERAL TO PERMIT THE ISSUER THEREOF TO REGISTER IT FOR PUBLIC SALE UNDER THE SECURITIES ACT OF 1933. DEBTOR AGREES THAT COLLATERAL AGENT SHALL BE PERMITTED TO TAKE SUCH ACTIONS AS THE COLLATERAL AGENT DEEMS REASONABLY NECESSARY IN
DISPOSING OF THE COLLATERAL TO AVOID CONDUCTING A PUBLIC DISTRIBUTION OF SECURITIES IN VIOLATION OF THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AS NOW ENACTED OR AS THE SAME MAY IN THE FUTURE BE AMENDED, AND ACKNOWLEDGES THAT ANY SUCH ACTIONS SHALL BE COMMERCIALLY REASONABLE. IN ADDITION, DEBTOR AGREES TO EXECUTE, FROM TIME TO TIME, ANY AMENDMENT TO THIS AGREEMENT OR OTHER DOCUMENT AS SECURED PARTY MAY REASONABLY REQUIRE TO EVIDENCE THE ACKNOWLEDGMENTS AND CONSENTS OF DEBTOR SET FORTH IN THIS PARAGRAPH.

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                  IV. COSTS AND EXPENSES.  The Debtor will pay to the Collateral
Agent, upon demand, all reasonable costs and expenses, including reasonable and documented attorneys' fees, related or incidental to the selling or collection of or realization upon any of the Collateral or relating or incidental to the establishment or preserving or enforcement of the rights of the Collateral Agent and the other Secured Parties hereunder or in respect of any of the Collateral, and obtaining legal advice with respect to any of the foregoing. Furthermore, that the net proceeds of the Collateral, resulting from sale, collection or otherwise, and other available moneys coming into the hands of the Collateral Agent or the other Secured Parties, may be applied by it, to the satisfaction or reduction of such of the costs and expenses or other Obligations as it may see fit.

                  V. RIGHTS UNIMPAIRED. All rights of the Collateral Agent and the other Secured Parties and liens of the Secured Parties shall continue unimpaired, and the Debtor shall be and remain bound by the Obligations in accordance with the terms thereof, notwithstanding the release of any of the Collateral or any other property, or of any rights or interests therein, or any delay, extension of time, renewal, compromise or other indulgence granted by the Secured Party in reference to any of the Obligations or any promissory note, draft, bill of exchange or other instrument or other obligations given in connection therewith or constituting a part of the said property, the Debtor hereby waiving all notice of any such delay, extension, release, substitution, renewal, compromise or other indulgence. The Collateral Agent shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent the Collateral Agent from pursuing any further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Debtor until full payment of any deficiency has been made in cash.

                  VI. CERTAIN TRANSFERS. Upon the occurrence and during the continuation of a Forbearance Default, the Collateral Agent may, at its option and without obligation to do so, transfer to or register in its name, or the name of its nominee(s), including any "clearing corporation" or other "custodian" as defined in the UCC and any nominee(s) thereof, all or any part of the Collateral and it may do so before or after the maturity of any of the Obligations and with or without notice to the Debtor. Additionally, in order to facilitate the sale or disposition of the Collateral hereunder, upon the occurrence and during the continuance of a Forbearance Default, the Collateral Agent is hereby authorized to exercise its rights hereunder, or take title to the Collateral, in the name of an affiliated entity or other nominee, and the Collateral Agent shall give notice of its exercise of such rights to Debtor promptly, provided any failure on the part of the Collateral Agent to give such notice shall not limit Collateral Agent's rights hereunder.

                  VII. ASSIGNMENTS BY SECURED PARTY. With the consent of the Debtor, which consent shall not be unreasonably withheld or delayed, a Secured Party may assign or otherwise transfer all or any of the Obligations, and may transfer all or any of its security interest in the Collateral and its rights hereunder to such transferee(s), who shall thereupon become vested with all the powers and rights in respect thereof given to the Secured Party herein or otherwise and the Secured Party shall thereafter be forever relieved and fully discharged from any liability or responsibility with respect thereto (except for liability arising prior to the assignment by Secured Party), but the Secured Party shall retain all rights and powers hereby given with respect to any and all instruments, rights or property not so transferred.

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                  VIII.  PROPERTY.  The word  "property" as used herein includes goods and merchandise, funds, cash balances, securities (including certificated, uncertificated and book-entry securities), accounts receivables, partnership interests, ancillary rights and interests, general intangibles, choses in action and any and all other forms of property whether real, personal or mixed, together with the proceeds thereof, any right, title or interest therein or thereto, and any documents relative thereto.

                  IX. NO INVALIDITY, ETC. This General Hypothecation and Pledge Agreement is a continuing agreement and shall remain in full force and effect until the payment in full of the Obligations secured hereunder, or such earlier date upon which the Debtor and each Secured Party shall otherwise agree in writing. Notwithstanding the foregoing, the provisions of this General Hypothecation and Pledge Agreement shall terminate and shall be of no further force and effect (other than the second sentence of Section 1(b), which shall survive in accordance with its terms) upon the payment by the Company of the Payments in full on or prior to the Forbearance Termination Date.

                  X. REPRESENTATIONS, WARRANTIES AND COVENANTS. (a) The Debtor represents and warrants to the Collateral Agent and the other Secured Parties that:

                  (i) The assignment and security interest granted hereby will not violate or constitute a default under any charter, bylaws or other organizing documents of any corporation related to the Collateral (the "ORGANIZING DOCUMENTS") or any other agreement or instrument which is related to any such Collateral or to which the Debtor, or any issuer of a security pledged hereunder (each an "ISSUER") is a party or any order, judgment, ruling or decree of any court or other governmental body having jurisdiction over the Issuers or the Debtor or any of their respective properties.

                  (ii) The Debtor is, and at all times while any Obligations secured hereunder are outstanding shall remain, the legal and beneficial owner of the Collateral. Upon delivery to the Collateral Agent of the Pledged Stock, the Secured Parties shall have a fully perfected first priority security interest in such Collateral and the rights and interests related to the foregoing.

                  (iii) The Debtor has full right, power and authority to make this Hypothecation, to perform its obligations hereunder, and to subject the Collateral to the security interest hereunder, and this Hypothecation represents the valid and binding obligation of the Debtor, enforceable in accordance with its terms.

                  (iv) The Pledged Stock has been duly and validly issued and is fully paid and nonassessable.

         (b) In addition to the covenants and agreements of Debtor set forth in the Promissory Notes and elsewhere in this Hypothecation, the Debtor covenants and agrees:

                  (i) to execute such other documents and instruments (and pay the cost of filing and recording the same in all public offices reasonably deemed necessary by the Collateral Agent) and do (or refrain from doing) such other acts and things, and to cause (to the extent that Debtor may so cause through the exercise of commercially reasonable efforts) Issuers to do such

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other acts and things,  all as the  Collateral  Agent may from time to time deem reasonably necessary or appropriate to establish and maintain a valid first and prior security interest in the Collateral;

                  (ii) to furnish the Collateral Agent with such information concerning the Collateral as the Collateral Agent may from time to time reasonably deem necessary or appropriate, and to permit the Collateral Agent or its designees, from time to time, to inspect and make copies of and extracts from all records and all other papers in the possession of the Debtor which pertain to the Collateral upon reasonable notice during nominal business hours;

                  (iii) upon the occurrence and during the continuance of a Forbearance Default, to send to the Collateral Agent copies of all material notices and communications (other than financial and other reports received in the ordinary course) with respect to the Collateral as may be received from time to time by Debtor, unless and until Collateral Agent instructs, in writing, the Debtor otherwise; and

                  (iv) to promptly perform all of Debtor's obligations (if any) with respect to the Collateral; and in the event Debtor fails to pay or perform any such obligation, upon 10 days prior written notice, the Collateral Agent may, but need not, pay or perform such obligation at the expense and for the account of the Debtor, and all funds expended for such purposes shall constitute a part of the Obligations secured hereunder, which Debtor promises to pay to the Collateral Agent.

                  XI. GOVERNING LAW; WAIVER, ETC. IN WRITING. THIS HYPOTHECATION SHALL BE DEEMED TO HAVE BEEN MADE UNDER, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF WEST VIRGINIA IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND NONE OF ITS TERMS OR PROVISIONS MAY BE WAIVED, ALTERED, MODIFIED, OR AMENDED EXCEPT AS THE PARTIES HERETO MAY CONSENT THERETO IN WRITING.

                  XII. FINANCING STATEMENTS. The Collateral Agent is authorized, at its option, to file Financing Statement(s), Amendments and Continuation Statement(s) thereto without the signature of the Debtor with respect to any of the Collateral and to execute and deliver any instruments, endorsements and documents reasonably necessary to perfect and protect Secured Parties' interests hereunder; the Debtor agrees to pay the cost of any such filing or writing, and to sign upon request any instruments, endorsements, documents or other papers which the Collateral Agent may reasonably require to perfect and protect its security interest therein.

                  XIII. ATTORNEY-IN-FACT. THE COLLATERAL AGENT IS HEREBY IRREVOCABLY APPOINTED THE ATTORNEY-IN-FACT OF THE DEBTOR WITH FULL AUTHORITY IN THE PLACE AND STEAD OF THE DEBTOR AND IN THE NAME OF THE DEBTOR, IN THE COLLATERAL AGENT'S NAME OR OTHERWISE, FROM TIME TO TIME IN THE COLLATERAL AGENT'S DISCRETION, TO TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT, DOCUMENT OR AGREEMENT (INCLUDING, WITHOUT LIMITATION, STOCK POWERS, FINANCING STATEMENTS, AMENDMENTS THERETO, CONTINUATION STATEMENTS) WHICH THE COLLATERAL AGENT MAY REASONABLY DEEM NECESSARY OR ADVISABLE TO PERFECT, PRESERVE AND PROTECT THE SECURITY INTEREST GRANTED OR PURPORTED TO BE GRANTED HEREUNDER, AND, FOLLOWING

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THE OCCURRENCE AND DURING THE CONTINUANCE OF A FORBEARANCE  DEFAULT, (I) TO ASK,
DEMAND, COLLECT, RECEIVE, RECEIPT FOR, SUE FOR, COMPOUND AND GIVE ACQUITTANCE FOR ANY AND ALL PAYMENTS, DISTRIBUTIONS OR PROPERTIES WHICH MAY BE OR BECOME DUE, PAYABLE OR DISTRIBUTABLE TO OR IN RESPECT TO THE COLLATERAL OR WHICH CONSTITUTE A PART THEREOF, WITH FULL POWER TO SETTLE, ADJUST OR COMPROMISE ANY CLAIM THEREUNDER OR THEREFOR AS FULLY AS THE DEBTOR COULD ITSELF DO, (II) TO ENDORSE OR SIGN THE NAME OF THE DEBTOR ON ALL COMMERCIAL PAPER GIVEN IN PAYMENT OR IN PART PAYMENT THEREOF, AND ALL DOCUMENTS OF SATISFACTION, DISCHARGE OR RECEIPT REQUIRED OR REQUESTED IN CONNECTION THEREWITH, AND (III) TO FILE ANY CLAIM OR TAKE ANY OTHER ACTION OR PROCEEDING, EITHER IN ITS OWN NAME OR IN THE NAME OF THE DEBTOR, OR OTHERWISE, WHICH THE COLLATERAL AGENT MAY DEEM REASONABLY NECESSARY OR APPROPRIATE TO COLLECT OR OTHERWISE REALIZE UPON ANY AND ALL OF THE COLLATERAL, OR AFFECT A TRANSFER THEREOF, OR WHICH MAY BE REASONABLY NECESSARY OR APPROPRIATE TO PROTECT AND PRESERVE THE RIGHT, TITLE AND INTEREST OF THE COLLATERAL AGENT IN AND TO THE COLLATERAL AND THE SECURITY INTENDED TO BE AFFORDED HEREBY OR WHEN ANY SPECIFIC RIGHT OF ACTION IS GIVEN TO COLLATERAL AGENT. THE DEBTOR AGREES TO PAY THE COLLATERAL AGENT ON DEMAND ANY REASONABLE EXPENSES WITH RESPECT TO ANY OF THE ABOVE.

                  XIV. NO ASSIGNMENTS; SUBSTITUTION OF COLLATERAL AGENT. The Debtor may not assign or otherwise transfer its rights or obligations under this General Hypothecation and Pledge Agreement without the prior written consent of the Collateral Agent, but the obligations of the Debtor under this General Hypothecation and Pledge Agreement will be binding on each of the Debtor's heirs, beneficiaries, executors, administrators, successors, assigns and legal representatives. The Collateral Agent may not assign or otherwise transfer his or its rights or obligations under this General Hypothecation and Pledge Agreement without the prior written consent of the Debtor, but the obligations of the Collateral Agent under this General Hypothecation and Pledge Agreement will be binding on each of the Collateral Agent's heirs, beneficiaries, executors, administrators, successors, assigns and legal representatives. The Collateral Agent may resign as Collateral Agent upon 10 days' notice to the Secured Parties and the Debtor. If the Collateral Agent shall resign as Collateral Agent, then the Majority Holders (as such term is defined in the Forbearance Agreement) shall appoint from among the Secured Parties a successor Collateral Agent, which successor collateral agent shall be subject to the approval of Debtor (which approval shall not be unreasonably withheld), whereupon such successor Collateral Agent shall succeed to the rights, powers and duties of the former Collateral Agent, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any Secured Party. If no successor Collateral Agent has accepted appointment as Collateral Agent by the date that is ten (10) days following a retiring

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Collateral  Agent's  notice of  resignation,  the  retiring  Collateral  Agent's resignation shall nevertheless thereupon become effective, and the Secured Parties shall assume and perform all of the duties of the Collateral Agent hereunder until such time, if any, as the Majority Holders appoint a successor agent as provided for above.

                  XV. NO LIENS, ETC. The Debtor will not intentionally incur, create, assume or permit to exist any lien, security interest, pledge or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any Collateral.

                  XVI. NO LIMITS ON DEMANDS. Nothing contained herein or otherwise in this General Hypothecation and Pledge Agreement shall limit or otherwise affect in any way the right of Collateral Agent or any other Secured Party to demand, at any time following the occurrence of a Forbearance Default, payment of any or all of the outstanding amount of the Obligations payable under the Promissory Notes secured hereby pursuant to the terms thereof.

                  XVII. LOCATION. The Debtor represents and warrants to the Collateral Agent and the other Secured Parties that its primary address, principal place of business and chief executive office or residence is as set forth below on the signature pages hereof and Debtor shall not change such primary address, principal place of business and chief executive office or residence without giving Collateral Agent at least 20 days notice of such change (which notice shall include the new address thereof).

                  XVIII. HYPOTHECATION FOR COLLATERAL PURPOSES. This Hypothecation is executed and delivered to the Collateral Agent for collateral purposes, and constitutes an assignment and pledge only of the rights of the Debtor with respect to the Collateral and does not constitute a delegation of any duties or obligations of the Debtor with respect thereto. The Collateral Agent does not, by its acceptance of this Hypothecation undertake to perform or discharge and shall not be responsible or liable for the performance or discharge of any duties or responsibilities with respect to the Collateral or related documents, and any such assumption or undertaking is hereby expressly disclaimed.

               [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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         This  General  Hypothecation  and  Pledge  Agreement  is  executed  and delivered by the undersigned and is dated as of the date set forth on the first page hereof.



                                      JACOBS FINANCIAL GROUP, INC.


                                      By:
                                        ----------------------------------------
                                            Name:  John M. Jacobs.
                                            Title:  President

                                      Address:  Jacobs Financial Group, Inc.
                                                300 Summers Street, Suite 970
                                                Charleston, West Virginia  25301
                                                Attention: President

                                      Telephone No.:  304-342-3535
Telefax No.:  304-342-9726

AGREED TO BY:

COLLATERAL AGENT:


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                                   SCHEDULE 1
                                       TO
                   GENERAL HYPOTHECATION AND PLEDGE AGREEMENT

                           SPECIFIC PLEDGED COLLATERAL


100 shares of Crystal Mountain Water, Inc.